UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Eureka Homestead Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration State No.:

(3)	Filing Party:

(4)	Date Filed:

Eureka Homestead Bancorp, Inc.
1922 Veterans Memorial Boulevard

Metairie, Louisiana 70005
(504) 834-0242

July 15, 2020

Dear Stockholder:

We are holding the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Eureka Homestead Bancorp, Inc. (the “Company”) at the office of Eureka Homestead located at 1922 Veterans Memorial Boulevard, Metairie, Louisiana 70005 at 11:00 a.m., Central time, on Tuesday, August 18, 2020. While we have concerns relating to COVID-19 (otherwise known as the “coronavirus”) and public gatherings, we still plan to convene the Annual Meeting.  We will conduct the Annual Meeting with those concerns in mind and take the necessary precautions, including sanitization and social distancing measures.  Despite these precautionary measures, we are encouraging stockholders not to attend the Annual Meeting in person.  However, as described below and in the accompany proxy statement, your vote is extremely important, and we are asking that stockholders vote by proxy rather than in person at the Annual Meeting. Please note that your vote by proxy will remain valid and not be impacted by any failure to attend the Annual Meeting. Additionally, if public health developments warrant, and/or there is an emergency order limiting gatherings of people and closing places of business, the Company is planning for the possibility that the Annual Meeting may be delayed, postponed or adjourned, including changing the time, location or date of the Annual Meeting, including potentially moving the Annual Meeting to a secure virtual environment. Any such change will be announced as promptly as practicable, through a current Report on Form 8-K filed with the SEC, as well as any other notification required by state law.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted. Also, enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating results.

The Annual Meeting is being held so that stockholders may vote upon the election of directors, the ratification of the appointment of T. E. Lott and Company, PA as our independent registered public accounting firm for the year ending December 31, 2020, the approval of the Eureka Homestead Bancorp, Inc. 2020 Equity Incentive Plan and any other business that properly comes before the Annual Meeting.

Our Board of Directors has determined that approval of each of the matters to be considered at the Annual Meeting is in the best interests of the Eureka Homestead Bancorp, Inc. and our stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of directors, “FOR” the ratification of the appointment of T. E. Lott and Company, PA as our independent registered public accounting firm for the year ending December 31, 2020 and “FOR” approval of the Eureka Homestead Bancorp, Inc. 2020 Equity Incentive Plan.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Alan T. Heintzen
Alan T. Heintzen
Chief Executive Officer

Eureka Homestead Bancorp, Inc.
1922 Veterans Memorial Boulevard

Metairie, Louisiana 70005
(504) 834-0242

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Tuesday, August 18, 2020

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Eureka Homestead Bancorp, Inc. (the “Company” or “Eureka Homestead Bancorp”) will be held at the office of Eureka Homestead located at 1922 Veterans Memorial Boulevard, Metairie, Louisiana 70005 at 11:00 a.m., Central time, on Tuesday, August 18, 2020.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is being held so that stockholders may vote on the following matters:

1.	The election of three directors of Eureka Homestead Bancorp;

2.	The ratification of the appointment of T. E. Lott and Company, PA as our independent registered public accounting firm for the year ending December 31, 2020;

3.	The approval of the Eureka Homestead Bancorp, Inc. 2020 Equity Incentive Plan; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on June 30, 2020 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

As part of the Company’s precautions regarding the coronavirus, or COVID-19, and the potential for emergency orders limiting gatherings of people and closing places of business, the Company is planning for the possibility that the Annual Meeting may be delayed, postponed or adjourned, including changing the time, location or date of the Annual Meeting, including potentially moving the Annual Meeting to a secure virtual environment. If the Company takes any of these steps, it will announce the decision to do so in advance in a press release and/or in a Current Report on Form 8-K, as well as any other notification required by state law.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE COMPANY’S SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Patrick M. Gibbs
Patrick M. Gibbs
Corporate Secretary

Metairie, Louisiana

July 15, 2020

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Proxy Statement

of

Eureka Homestead Bancorp, Inc.

1922 Veterans Memorial Boulevard

Metairie, Louisiana 70005
(504) 834-0242

ANNUAL MEETING OF STOCKHOLDERS
To be Held on Tuesday, August 18, 2020

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Eureka Homestead Bancorp, Inc. (the “Company” or “Eureka Homestead Bancorp”) to be used at the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at the office of Eureka Homestead located at 1922 Veterans Memorial Boulevard, Metairie, Louisiana at 11:00 a.m., Central time, on Tuesday, August 18, 2020, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about July 15, 2020.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Company’s Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holder’s discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, which may properly come before the Annual Meeting or any adjournments thereof.

Proxies may be revoked by sending written notice of revocation to the Company’s Secretary at the Company’s address shown above, the submission of a later-dated proxy, or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Company’s Secretary prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of the Company’s common stock, par value $0.01 per share, as of the close of business on June 30, 2020 (the “Record Date”) are entitled to one vote for each share then held. As of the Record Date, the Company had 1,429,676 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

In accordance with the provisions of the Company’s Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. The Company’s Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board of Directors, to WITHHOLD AUTHORITY to vote for all the nominees being proposed or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the largest number of votes cast are elected, up to the maximum number of directors to be elected at the Meeting.

As to the ratification of the Company’s independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal. The ratification of the Company’s independent registered public accounting firm must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.

As to the approval of the Eureka Homestead Bancorp, Inc. 2020 Equity Incentive Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on such matter. The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of the 2020 Equity Incentive Plan.

In the event at the time of the Annual Meeting there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Proxies solicited hereby will be returned to us and will be tabulated by an Inspector of Election designated by the Company’s Board of Directors.

Participants in the ESOP and the 401(k) Plan. If you participate in the Eureka Homestead Employee Stock Ownership Plan (the “ESOP”) or the Eureka Homestead 401(k) Plan (the “401(k) Plan”), you will receive a vote authorization form that reflects all shares you may direct the trustee to vote on your behalf under the plan. Under the terms of the ESOP and the 401(k) Plan, the ESOP trustee and the 401(k) Plan trustee votes all shares held by the ESOP and the 401(k) Plan, but each ESOP and 401(k) Plan participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee will vote all unallocated shares of Eureka Homestead Bancorp common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instruction cards for the ESOP or the 401(k) Plan is August 11, 2020.

Persons and groups who beneficially own in excess of five percent of the Company’s common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of June 30, 2020, the Record Date, the shares of common stock beneficially owned by the Company’s named executive officers and directors individually, by executive officers and directors as a group, and by each person or group known by us to beneficially own in excess of five percent of the Company’s common stock.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (1)		Percent of Shares of Common Stock Outstanding
Five Percent Stockholders:

Maltese Capital Management LLC (2)	140,000		9.8%

Firefly Value Partners (3)	114,374		8.0

Eureka Homestead Employee Stock Ownership Plan 1922 Veterans Memorial Boulevard Metairie, Louisiana 70005	114,374	(3)	8.0

Directors, Nominees and Executive Officers: (5)

Alan T. Heintzen (6)	15,361		1.1
Cecil A, Haskins, Jr. (7)	16,011		1.1
Creed W. Brierre, Sr.	5,000		*
Patrick M. Gibbs	5,000		*
Nick O. Sagona, Jr.	5,000		*
Robert M. Shofstahl (8)	5,000		*
Wilbur A. Toups, Jr.	2,500		*

All Directors, Nominees and Executive Officers as a Group (7 persons)	53,872		3.8%

___________________________________

*	Less than 1%.
(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose or direct the disposition of shares. The shares set forth above for directors and executive officers include all shares held directly, as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2)	Based on Schedule 13G filed with the SEC on February 13, 2020.
(3)	Based on Schedule 13G filed with the SEC on February 11, 2020.
(4)	As of June 30, 2020, an aggregate of 4,575 shares held in our employee stock ownership plan have been allocated to participant accounts.
(5)	The mailing address for each executive officer and director is 1922 Veterans Memorial Boulevard, Metairie, Louisiana 70005.
(6)	Includes 10,000 shares owned by Mr. Heintzen’s 401(k) account; 361 shares allocated to Mr. Heintzen’s ESOP account; 5,000 shares owned by Mr. Heintzen’s wife.
(7)	Includes 10,000 shares owned by Mr. Haskins’ 401(k) account; 1,011 shares allocated to Mr. Haskins’ ESOP account; 5,000 shares owned by Mr. Haskins’ wife.
(8)	Includes 5,000 shares owned by Mr. Shofstahl’s Individual Retirement Account.

PROPOSAL I - ELECTION OF DIRECTORS

The Company’s Board of Directors is comprised of seven members. The Company’s bylaws provide, and the terms of the Company’s Board of Directors are classified so, that approximately one-third of the directors are to be elected annually. The Company’s directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Three directors will be elected at the Annual Meeting. The Company’s Nominating Committee has nominated Cecil A. Haskins, Jr., Robert M. Shofstahl and Wilbur A. Toups, Jr., each to serve as a director for a three-year term. Messrs. Haskins, Shofstahl and Toups are each a member of the Board of Directors, and each of the nominees has agreed to serve, if elected.

The table below sets forth certain information regarding the composition of the Company’s Board of Directors, including the terms of office of each director. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such other substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

The Board of Directors recommends a vote “FOR” each of the nominees listed in this Proxy Statement.

The following table sets forth certain information regarding the Company’s directors.

Name (1)	Age at June 30, 2020	Position	Term to Expire	Director Since(2)

Nominees

Cecil A. Haskins, Jr.	64	President, Chief Financial Officer and Director	2023	2014
Robert M. Shofstahl	78	Director	2023	1995
Wilbur A. Toups, Jr.	80	Director	2023	1995

Current Directors

Alan T. Heintzen	68	Chairman of the Board and Chief Executive Officer	2021	1996
Nick O. Sagona, Jr.	72	Director	2021	2013
Creed W. Brierre, Sr.	74	Director	2022	2000
Patrick M. Gibbs	72	Director	2022	1998

(1)	The mailing address for each person listed is 1922 Veterans Memorial Boulevard, Metairie, Louisiana 70005.
(2)	Includes service on the Board of Directors of Eureka Homestead.

The Business Background of the Company’s Directors and Executive Officers

The business experience for the past five years of each of the Company’s directors and executive officers is set forth below. With respect to directors, the biographies also contain information regarding the person’s experience, qualifications, attributes or skills that caused the Nominating Committee and the Board of Directors to determine that the person should serve as a director. Each director is also a director of Eureka Homestead. Unless otherwise indicated, directors and executive officers have held their positions for the past five years.

Nominees

Cecil A. Haskins, Jr., CPA is our President and Chief Financial Officer. He has held the position of President since July 2018 and the position of Chief Financial Officer since September 1999. Mr. Haskins is a certified public accountant with audit and consulting experience for financial institutions nationally and internationally. Mr. Haskins’ experience provides the Board with the necessary financial perspective of bank operations, and assists the Board in assessing trends and developments in the financial institutions industry on a local and national basis.

Robert M. Shofstahl is retired. Prior to his retirement in 2009, Mr. Shofstahl served for 13 years as Chief Administrative Officer of Adams and Reese, a large regional law firm headquartered in New Orleans. In addition, Mr. Shofstahl has over 45 years of executive management experience in the banking and thrift industry. Mr. Shofstahl served on the board of the New Orleans branch of the Federal Reserve Bank of Atlanta. Mr. Shofstahl’s broad experience provides the board of directors with broad knowledge of corporate responsibilities and oversight of management.

Wilbur A. Toups, Jr. is retired. Prior to his retirement in 2017, since 2007 Mr. Toups worked as an independent contractor where he did loan review work for two commercial banks. Prior to this, Mr. Toups worked in commercial banking performing loan reviews for commercial banks and as a contract trainer with Omega Performance leading training sessions for various banks both domestically and internationally as well as for bank regulators. Mr. Toups also worked for 20 years as a commercial loan officer.  Mr. Toups has over 55 years of experience in commercial lending and bank consulting.  In addition, Mr. Toups has conducted numerous commercial lending training courses for industry groups.  Mr. Toups’ experience provides the board of directors with extensive knowledge in all lending matters.

Continuing Directors

Alan T. Heintzen is our Chief Executive Officer, a position he has held since 1996. Mr. Heintzen is also Chairman of the Board of Directors and our Chief Compliance Officer. In accordance with our succession plan, in July 2018, Mr. Heintzen relinquished the role of President, a position he had held since 1996 and the corresponding oversight of the day-to-day operations of Eureka Homestead, and was elected Chairman of the Board and began working off-site from the Bank’s office. Including his 24 years of experience at Eureka Homestead, Mr. Heintzen has over 40 years of management experience in the banking profession. Mr. Heintzen’s experience provides the board with a perspective on the day-to-day operations and lending function of Eureka Homestead, as well as regulatory matters.

Nick O. Sagona, Jr. is retired. Prior to his retirement in 2013, Mr. Sagona was a certified public accountant with 44 years of experience in public accounting. During that time Mr. Sagona provided accounting, independent audit, tax and advisory services to community financial institutions, including thrifts and commercial banks. Mr. Sagona’s expertise and background with regard to accounting matters, internal controls, the application of generally accepted accounting principles and business finance provide the board of directors and the Audit Committee with valuable insight into accounting and auditing issues involving Eureka Homestead.

Creed W. Brierre, Sr., FAIA is retired. Prior to his retirement in 2015, Mr. Brierre was president of Mathes Brierre Architects, the oldest and largest architecture firm in Louisiana, headquartered in New Orleans. Mr. Brierre has over 45 years of executive managerial and business experience, as well as experience in regulation, contracts, and construction, all of which provide the board of directors with general business acumen.

Patrick M. Gibbs is retired. Prior to his retirement in 2013, for 40 years, Mr. Gibbs was a senior executive at the University of New Orleans, the LSU System, and the University of New Orleans Foundation. Mr. Gibbs brings to the board his management experience in business and property functions, as well as financing, planning, and construction. In addition, Mr. Gibbs is a retired, inactive certified public accountant and provides experience in oversight and control to management operations.

Meetings and Committees of the Board of Directors

We conduct business through meetings of our board of directors and its committees. The board of directors of Eureka Homestead Bancorp met four times in 2019 and the board of Eureka Homestead met 15 times. Eureka Homestead Bancorp has established the following standing committees: the audit committee, the nominating committee and the compensation committee. Each of these committees operates under a written charter, which governs its composition, responsibilities and operations. Each member of each committee satisfies the applicable independence requirements of Nasdaq and the Securities and Exchange Commission.

During 2019, no member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees of the board on which he served (during the periods that he served).

Corporate Governance Policies and Procedures

In addition to establishing committees of our board of directors, we have adopted policies to govern the activities of both Eureka Homestead Bancorp and Eureka Homestead including a code of business conduct and ethics which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the code of business conduct and ethics is designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

Board Independence

Eureka Homestead Bancorp has determined to adopt the standards for “independence” for purposes of board and committee service set forth in the listing standards of the Nasdaq Stock Market. The board of directors has determined that each of our directors, with the exception of directors Alan T. Heintzen and Cecil A. Haskins, Jr., is “independent” as defined in the listing standards of the Nasdaq Stock Market. Messrs. Heintzen and Haskins are not independent because they are executive officers of Eureka Homestead Bancorp and Eureka Homestead.

There were no transactions required to be reported under “Transactions with Certain Related Persons,” below that were considered in determining the independence of the Company’s directors.

Transactions With Certain Related Persons

Federal law generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Eureka Homestead, to their executive officers and directors in compliance with federal banking regulations. At June 30, 2020, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Eureka Homestead, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original terms at June 30, 2020, and were made in compliance with federal banking regulations.

Board Leadership Structure

Our Board of Directors is chaired by Alan T. Heintzen who is also our Chief Executive Officer. We understand the risk of not appointing an independent chairman, however, we believe that our governance structure is appropriate given the relatively non-complex operating philosophy of our organization. As Chief Executive Officer of our organization, Mr. Heintzen is well-positioned to understand the challenges faced by our organization. As a result, he can recommend solutions and prioritize the agenda for action by the Board of Directors. In recognition of our appointment of an inside Chairman, we have also appointed Robert M. Shofstahl as our lead independent director.

Board’s Role in Risk Oversight

The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are reviewed and discussed at committee meetings) receives these reports from the appropriate “risk owner” within the organization to enable the Board or appropriate committee to understand the Company’s risk identification, risk management and risk mitigation strategies. When a committee receives the report, the Chairman of the relevant committee will report on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

The Nominating Committee

The Nominating Committee consists of directors Robert M. Shofstahl, who serves as chairman, Creed W. Brierre, Sr., Patrick M. Gibbs, Nick O. Sagona, Jr. and Wilbur A. Toups, Jr., each of whom is considered “independent” as defined in the Nasdaq corporate governance listing standards, which the Company chooses to follow. The Board of Directors has adopted a written charter for the Nominating Committee which is available on our website at www.eurekahomestead.com. The Nominating Committee met one time during 2019.

The functions of the Nominating Committee include the following:

•	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

•	to make recommendations to the Board regarding the size and composition of the Board and develop and recommend to the Board criteria;

•	to review the committee structure and make recommendations to the Board regarding committee membership; and

•	to develop and recommend corporate governance guidelines to the Board of Directors for its approval.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has personal and professional ethics and integrity;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and the Company’s stockholders; and

•	has the capacity and desire to represent the balanced, best interests of the Company’s stockholders as a group, and not primarily a special interest group or constituency.

In addition, the Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, whether the candidate would satisfy the SEC’s independence standards applicable to members of the Company’s audit committee, and the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

The Company does not maintain a specific diversity policy, but diversity is considered in the Company’s review of candidates. Diversity includes not only gender and ethnicity, but the various perspectives that come from having differing viewpoints, geographic and cultural backgrounds, and life experiences.

Procedures for the Recommendation of Director Nominees by Stockholders

The Nominating Committee has adopted procedures for the submission of recommendations for director nominees by stockholders. Stockholders may submit the names of qualified candidates for director by writing to the Corporate Secretary, at 1922 Veterans Memorial Boulevard, Metairie, Louisiana 70005. To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary not less than 180 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders.

The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

•	the name and address of the stockholder as he or she appears on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	the name, address and contact information for the candidate, and the number of shares of the Company’s common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•	a statement detailing any relationship between the candidate and us;

•	a statement detailing any relationship between the candidate and any of the Company’s customers, suppliers or competitors;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Advance Notice of Business to be Conducted at Annual Meeting.”

Stockholder Communications with the Board

Any of the Company’s stockholders who want to communicate with the Board of Directors or with any individual director can write to the Company’s Corporate Secretary, at 1922 Veterans Memorial Boulevard, Metairie, Louisiana 70005. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, for example, where it is a request for information about us or it is a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management shall present a summary of all communications received since the last meeting that were not previously forwarded and make those communications available to the directors.

Code of Ethics

The Company has adopted a Code of Ethics that is applicable to the Company’s principal executive officer, principal financial officer, and persons performing similar functions. This Code is designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. There were no amendments made to or waivers from the Company’s Code of Ethics in 2019. The Code of Ethics is available on our website at www.eurekahomestead.com. Additionally, persons interested in obtaining a copy of the Code of Ethics may do so by writing to the Company at: Eureka Homestead Bancorp, Inc., 1922 Veterans Memorial Boulevard, Metairie, Louisiana 70005, Attention, Corporate Secretary.

Attendance at Annual Meetings of Stockholders

The Company does not have a policy regarding director attendance at annual meetings of stockholders, although directors are requested to attend these meetings absent unavoidable conflicts. The Company did not hold an annual meeting of stockholders in 2019. As part of the Company’s precautions regarding the coronavirus, or COVID-19, and the potential for emergency orders limiting gatherings of people and closing of places of business, our directors may not attend our 2020 Annual Meeting of Stockholders.

Compensation Committee

The members of the Compensation Committee are Patrick M. Gibbs, who serves as chairman, Creed W. Brierre, Sr., Nick O. Sagona, Jr. and Robert M. Shofstahl, each of whom is considered “independent” as defined in the Nasdaq corporate governance listings standards, which we choose to follow. The committee is responsible for reviewing all compensation matters related to the Company’s employees. The Compensation Committee met one time in 2019. The Compensation Committee has adopted a written charter which is available on our website located at www.eurekahomestead.com.

The Compensation Committee approves the compensation objectives for the Company and Eureka Homestead and establishes the compensation for the Chief Executive Officer and other executives. The Company’s Chief Executive Officer provides recommendations to the Compensation Committee on matters of compensation philosophy, plan design and the general guidelines for employee compensation. However, Mr. Heintzen does not vote on and is not present for any discussion of his own compensation. These recommendations are then considered by the Compensation Committee. The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer and other highly compensated executive officers’ compensation including base salary, annual incentive, long-term incentives and other perquisites. In addition to reviewing competitive market values, the committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executive’s total compensation package. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.

Audit Committee

The Company’s Audit Committee consists of directors Nick O. Sagona, Jr., who serves as chairman, and Creed W. Brierre, Sr., Patrick M. Gibbs, Robert M. Shofstahl and Wilbur A. Toups, Jr., each of whom is “independent” under the Nasdaq corporate governance listing standards, which we choose to follow, and SEC Rule 10A-3. The board of directors has determined that Nick O. Sagona, Jr. qualifies an “audit committee financial expert” as defined under applicable SEC rules.

The Audit Committee reviews the contents of and conclusions in audit reports prepared by the Company’s independent registered public accounting firm, reviews and approves the annual engagement of the Company’s independent registered public accounting firm, the Company’s audit and compliance related policies, and reviews with management and the Company’s independent registered public accounting firm, the Company’s financial statements and internal controls. The Board of Directors has adopted a written charter for the Audit Committee, which may be found on our website located at www.eurekahomestead.com. The Audit Committee met four times during 2019.

Audit Committee Report

As part of its ongoing activities, the Audit Committee has:

•	Reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2019;

•	Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•	Received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and discussed with the independent auditor the independent auditor’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The Audit Committee:

Nick O. Sagona, Jr.

Creed W. Brierre, Sr.

Patrick M. Gibbs

Robert M. Shofstahl

Wilbur A. Toups, Jr.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company’s common stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934. The Company’s executive officers and directors and beneficial owners of greater than 10% of the Company’s common stock (“10% beneficial owners”) are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Company’s common stock. SEC rules require disclosure in the Company’s Proxy Statement and Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner to file such forms on a timely basis. Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments that we received with respect to transactions during the year ended December 31, 2019, we believe that all such forms were filed on a timely basis.

Executive Officer Compensation

Summary Compensation Table. The table below summarizes the total compensation paid to or earned by our Chief Executive Officer and one other executive officer, our President and Chief Financial Officer, whose total compensation exceeded $100,000 during the years ended December 31, 2019 and 2018. Both individuals listed in the table below are referred to as a “named executive officer.”

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)	All other Compensation (1) ($)	Total ($)
Alan T. Heintzen, Chief Executive Officer, Chief Compliance Officer and Chairman of the Board	2019 2018	77,700 127,200	— —	916,386 271,841	994,086 399,041

Cecil A. Haskins, Jr., President and Chief Financial Officer	2019 2018	220,875 182,500	— 10,000	640,116 38,319	860,991 230,819

(1)	A break-down of the various elements of compensation in this column for 2019 is set forth in the following table:

Name	401(k) Match ($)	401(k) Profit Sharing ($)	ESOP Allocation ($)	Director Fees ($)	Deferred Compensation Payments (2) ($)	Total All Other Compensation ($)
Alan T. Heintzen	3,108	5,078	4,861	9,000	894,339	916,386
Cecil A. Haskins, Jr.	8,835	19,467	13,593	9,000	589,221	640,116

(2)	Represents payments made pursuant to the termination of the supplemental executive retirement plan.

Benefit Plans and Agreements

Employment Agreements. Eureka Homestead has entered into employment agreements with each of Messrs. Heintzen and Haskins that were effective at the completion of the conversion. Our continued success depends to a significant degree on the skills and competence of our executive officers and the employment agreements are intended to ensure that we maintain a stable management base following the reorganization and offering.

Each of the employment agreements has an initial term of three years. Commencing as of the first anniversary of the effective date of the employment agreement, and as of each subsequent anniversary thereafter, the board of directors may renew the agreement for an additional year so that the remaining term will again become three years. In addition to base salary, the agreements provide for, among other things, participation in bonus programs and other benefit plans and arrangements applicable to executive employees, use of an automobile owned by Eureka Homestead. The base salaries for Messrs. Heintzen and Haskins are $113,000 and $228,000, respectively. We may terminate the employment of either executive for cause at any time, in which event they would have no right to receive compensation or other benefits under the employment agreements for any period after their termination of employment.

Certain events resulting in an executive’s termination or resignation will entitle the executive to payments of severance benefits following the termination of employment. In the event of an executive’s involuntary termination for reasons other than for cause or in the event the executive resigns during the term of the agreement following (a) the failure to appoint the executive to the executive positions set forth in the agreement or a material change in function, duties or responsibilities resulting in a reduction of the responsibility, scope, or importance of the executive’s position, (b) a relocation by more than 35 miles, (c) a material reduction in the benefits or perquisites paid to the executive unless the reduction is part of a reduction that is generally applicable to employees of Eureka Homestead, (d) a liquidation or dissolution of Eureka Homestead or (e) a material breach of the employment agreement by Eureka Homestead, then the executive would become entitled to a severance payment in the form of a cash lump sum equal to the base salary and bonuses or incentive awards the executive would have earned for the remaining unexpired term of the employment agreement. In addition, the executive would become entitled, at no expense to him, to the continuation of non-taxable medical and dental coverage for up to the remaining unexpired term of the employment agreement. If the health and dental coverage is not permitted by applicable law or if providing the benefits would subject us to penalties, the executive will receive a cash lump sum payment equal to the value of the benefits.

In the event of a change in control of Eureka Homestead or Eureka Homestead Bancorp, followed by the executive’s involuntary termination other than for cause or upon the executive’s resignation for one of the reasons set forth above, the executive would become entitled to a severance payment in the form of a cash lump sum equal to three times the executive’s “base amount,” as that term is defined for purposes of Internal Revenue Code Section 280G (i.e., the average annual taxable income paid to him for the five taxable years preceding the taxable year in which the change in control occurs). In addition, the executive would become entitled, at no expense to the executive, to the continuation of non-taxable medical and dental coverage for thirty-six (36) months following his termination of employment, or if the coverage is not permitted by applicable law or if providing the benefits would subject us to penalties, the executive will receive a cash lump sum payment equal to the value of the health and dental benefits.

In the event of the executive’s death, the executive’s estate or beneficiaries will be paid the executive’s base salary through the end of the month in which the executive died and the executive’s dependents will be entitled to continued non-taxable medical, dental and other insurance for one year following the executive’s death.

Under the employment agreement, if the executive becomes disabled within the meaning of the term under Section 409A of the Internal Revenue Code and as set forth in the employment agreement, he will receive benefits under any short-term or long-term disability plans maintained by Eureka Homestead. We will make up any difference, if any, between the executive’s base salary and the disability benefits for a period of one year.

Under the employment agreement, if the executive retires following his attainment of the age specified in the agreement, he will receive benefits under any applicable retirement or other plans maintained by Eureka Homestead.

Upon termination of the executive’s employment (other than following a change in control), the executive will be subject to certain restrictions on the executive’s ability to compete or to solicit business or employees of Eureka Homestead for a period of one year following his termination of employment.

Supplemental Executive Retirement Plans. Messrs. Haskins and Heintzen each participated in a Supplemental Executive Retirement Plan. Under the terms of the plans, Messrs. Haskins and Heintzen were to receive an annual retirement benefit equal to 40% of base salary paid in monthly installments for their lifetimes and their beneficiaries then receive a lump sum payment equal to the monthly payments made under the plans multiplied by an actuarial factor. Payments were to begin following a separation from service with the Bank and would not begin until the executive attains age 65 if his separation from service occurs prior to that age. Mr. Heintzen received monthly payments of $7,067 under the plan as a result of his reduced work hours, beginning in July of 2018 through June of 2019. In June of 2018, the Bank took irrevocable action to terminate the Supplemental Executive Retirement Plans. As a result of the termination of the plans, the Bank paid the executives the benefits accrued under the plan in a lump sum in July of 2019, in order to comply with federal tax laws. The accrued benefits paid to Messrs. Haskins and Heintzen were $589,221 and $851,939, respectively.

Deferred Compensation Plan. Mr. Heintzen and Eureka Homestead were parties to a deferred compensation agreement pursuant to which Mr. Heintzen could defer compensation that otherwise would have been paid to him until a later date and the Bank would credit the deferrals with earnings. The Bank irrevocably terminated the arrangement in 2018 and Mr. Heintzen received a payment of $187,200 in 2018 in connection with the termination and complete liquidation of the arrangement.

Split Dollar Life Insurance Agreements. Eureka Homestead has entered into a split dollar life insurance agreement with each of Messrs. Haskins and Heintzen to recognize the valuable services of the executives and to encourage them to continue in service with the Bank. The split-dollar agreements divide the death proceeds of certain life insurance policies owned by the Bank on the lives of the executives with their designated beneficiaries. Eureka Homestead paid the life insurance premiums on the policies from its general assets. Under the agreements, Messrs. Haskins and Heintzen or their assignees have the right to designate a beneficiary for the death proceeds. Upon either executive’s death, his beneficiary will be entitled to a benefit equal to the lesser of (i) $700,000 or (ii) the net death proceeds from the policies. The net death proceeds portion is the total death proceeds paid under the policy less the greater of (x) policy’s cash surrender value or (y) aggregate premiums paid by the Bank on the policy. Each executive’s interest in the split-dollar agreement terminates under certain circumstances, including the executive’s cessation of all service with the Bank.

401(k) Plan. Eureka Homestead maintains the Eureka Homestead 401(k) Plan, a tax-qualified defined contribution plan for eligible employees (the “401(k) Plan”). The named executive officers are eligible to participate in the 401(k) Plan on the same terms as other eligible employees of the Bank. An eligible employee must complete six months of service and attain the age of 21 to be to begin deferring compensation under the 401(k) Plan. An eligible employee must complete twelve months of service and attain the age of 21 to be to receive supplemental or profit sharing contributions under the plan.

Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis, the maximum amount of compensation permitted by the Internal Revenue Code. For 2019, the salary deferral contribution limit is $19,000, provided, however, that a participant over age 50 may contribute an additional $6,000 to the 401(k) Plan for a total of $25,000. In addition to salary deferral contributions, Eureka Homestead makes safe harbor matching contributions equal to 100% of a participant’s salary deferrals, up to 3% of the participant’s compensation, and 50% of a participant’s salary deferrals that exceed 3% but do not exceed 5% of the participant’s compensation. A participant is always 100% vested in his or her salary deferral contributions and safe-harbor matching contributions. Eureka Homestead may also make other discretionary matching contributions and other discretionary employer contributions to the plan, including profit sharing contributions, which vest based on a participant’s years of service with the Bank, at the rate of 0% after one year of service, 20% after two years of service, 40% after three years of service, 60% after four years of service, 80% after five years of service and 100% after six years of service. The Bank currently makes a profit-sharing contribution to the plan. Generally, unless the participant elects otherwise, the participant’s account balance will be distributed as a result of the participant’s termination of employment. Eureka Homestead allowed participants in the 401(k) Plan to use a portion of their account balances under the plan to subscribe for stock in the offering. Expense recognized in connection with the 401(k) Plan totaled approximately $111,000 for the year ended December 31, 2019.

Employee Stock Ownership Plan. In connection with the conversion, Eureka Homestead adopted an employee stock ownership plan (“ESOP”) for eligible employees. The ESOP trustee purchased, on behalf of the ESOP, 114,374 shares, equal to 8.0% of the total number of shares of Eureka Homestead Bancorp common stock issued in the conversion and funded the stock purchase with a loan from Eureka Homestead Bancorp.

The trustee will hold the shares purchased by the ESOP in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as the trustee repays the loan. The trustee will allocate the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. A participant will vest in his or her account balance based on his or her years of service with the Bank, at the rate of 0% after one year of service, 20% after two years of service, 40% after three years of service, 60% after four years of service, 80% after five years of service and 100% after six years of service. Participants who were employed by Eureka Homestead immediately prior to the offering will receive credit for vesting purposes for years of service prior to adoption of the ESOP. Participants also will automatically become fully vested upon normal retirement age, death or disability, a change in control, or termination of the employee stock ownership plan. Generally, participants will receive distributions from the ESOP upon separation from service in accordance with the terms of the plan document. The ESOP reallocates any unvested shares forfeited upon termination of employment among the remaining participants. Expense recognized in connection with the ESOP totaled approximately $56,000 for the year ended December 31, 2019.

Director Compensation

The following table sets forth for the year ended December 31, 2019 certain information as to the total remuneration we paid to our directors. Messrs. Heintzen and Haskins each received director fees of $9,000 for the year ended December 31, 2019, which are included in All Other Compensation in the Summary Compensation Table. Messrs. Heintzen and Haskins do not receive director fees following the completion of the conversion.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)(1)	Total ($)
Creed W. Brierre, Sr.	17,000	—	17,000
Patrick M. Gibbs	19,100	—	19,100
Nick O. Sagona, Jr.	17,400	—	17,400
Robert M. Shofstahl	20,500	12,000	32,500
Wilbur A. Toups, Jr.	17,400	12,000	29,400

__________________________

(1)	Represents payments made pursuant to the director retirement plans.

Director Fees. Non-employee directors currently receive fees of $1,000 per board meeting. Non-employee directors also currently receive fees of $250 per meeting for service on each of the Loan Committee, Audit Committee and Compensation Committee. Committee chairs receive an additional fee of $100 per meeting. The secretary receives an additional fee of $150 per board meeting.

Each person who serves as a director of Eureka Homestead Bancorp also serves as a director of Eureka Homestead and earned a fee only in his capacity as a board member of Eureka Homestead. In the future, additional director fees may be paid for Eureka Homestead Bancorp director meetings.

Director Retirement Plans. Eureka Homestead has entered into Director Retirement Plans with each of its non-employee directors. Under the agreements, a director who remains in service on the board of directors until the normal retirement age specified in the agreement (age 75) will be entitled to receive an annual retirement benefit of $12,000, paid in monthly installments for a period of ten years. Directors who separate from service prior to age 75, except Mr. Sagona, will also receive an annual benefit of $12,000, paid monthly over a period of ten years. The early termination benefit payments will not begin, however, until the month following the month in which the director attains age 75. If Mr. Sagona voluntarily separates from service prior to May 1, 2025, he will receive a reduced annual benefit under the plan. If Mr. Sagona’s separation from service prior to May 1, 2025, is involuntary, he will receive his accrued benefit, paid in equal monthly installments for ten years, beginning the month following the month he attains age 75. Notwithstanding the foregoing, if Mr. Sagona separates from service prior to May 1, 2025, but following a change in control, his annual benefit will equal $12,000.

Directors will receive the same annual benefit of $12,000 if they suffer a disability while in service, but prior to age 75. If a director dies prior to a separation from service, the Bank will pay the director’s beneficiary a lump sum payment of the amount due under the Plan within 90 days of the death. If a director dies while receiving monthly payments, the beneficiary will receive the balance of the remaining payments due in a lump sum within 90 days of the death. If a director is removed for cause (as defined in the agreement), the director will not be entitled to future benefits under the plan.

Transactions with Certain Related Persons

In the ordinary course of business, Eureka Homestead makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans to other borrowers not related to Eureka Homestead. Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to the Company’s executive officers and directors, but it contains a specific exemption from such prohibition for loans made by Eureka Homestead to the Company’s executive officers and directors in compliance with federal banking regulations. At June 30, 2020, all of Eureka Homestead’s loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to Eureka Homestead, and did not involve more than the normal risk of collectibility or present other unfavorable features.

PROPOSAL II – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Company’s Board of Directors has approved the engagement of T. E. Lott and Company, PA (“T.E. Lott”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020. Auditors are not deemed independent unless the Audit Committee has approved the engagement, or alternatively, the engagement is entered into pursuant to detailed pre-approval policies and procedures established by the Audit Committee which sets forth each specific service to be performed by the auditor.

At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of T.E. Lott for the year ending December 31, 2020. A representative of T.E. Lott is not expected to attend the Annual Meeting.

Audit Fees.   The aggregate fees billed for professional services rendered by T.E. Lott for the audit of the Company’s annual financial statements for the years ended December 31, 2019 and 2018 were $45,500 and $46,900, respectively.

Audit-Related Fees.   Fees billed for professional services rendered by T.E. Lott that were reasonably related to the performance of the audits described above were $118,250 and $0 for years ended December 31, 2019 and 2018, respectively. The audit-related fees for 2019 include fees incurred in connection with the Company’s initial stock offering, including review of the SEC registration statement filed in connection therewith, and review of the Company’s Forms 10-Q and 10-K.

Tax Fees.   The aggregate fees billed for professional services by Hannis T. Bourgeois, LLP (“HTB”) for tax services were $11,400 and $5,000 for 2019 and 2018, respectively.

All Other Fees.   There were no other fees billed in 2019 or 2018 for professional services rendered for the Company by T.E. Lott or HTB for services other than those listed above.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of the tax fees and the other non-audit fees described above during 2019.

In order to ratify the selection of T.E. Lott as the independent registered public accounting firm for the year ending December 31, 2020, the proposal must receive a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote “FOR” the ratification of T.E. Lott as independent registered public accounting firm for 2020.

PROPOSAL III –APPROVAL OF THE EUREKA HOMESTEAD BANCORP, INC. 2020 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the Eureka Homestead Bancorp, Inc. 2020 Equity Incentive Plan (the “2020 Equity Incentive Plan”), to provide officers, employees and directors of Eureka Homestead Bancorp and Eureka Homestead with additional incentives to promote the growth and performance of Eureka Homestead Bancorp and Eureka Homestead. The Board of Directors and the Compensation Committee believe the adoption of the 2020 Equity Incentive Plan is in the best interests of Eureka Homestead Bancorp and its stockholders since the plan will provide Eureka Homestead with the ability to retain and reward and, to the extent necessary, attract and incentivize its employees, officers and directors to promote growth, improve performance and further align their interests with those of Eureka Homestead Bancorp’s stockholders through the ownership of additional common stock of Eureka Homestead Bancorp.

As of July 7, 2020, there were five non-employee directors and 12 employees eligible to receive awards under the 2020 Equity Incentive Plan. The closing sales price of the Company’s common stock July 7, 2020 was $9.76.

Why We Are Seeking Approval of the 2020 Equity Incentive Plan

Many companies with which we compete for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the 2020 Equity Incentive Plan, our stockholders will give us the flexibility to continue to attract and retain highly-qualified officers and directors by offering a competitive compensation program linked in part to the performance of our common stock. In addition, grants under the 2020 Equity Incentive Plan will further align the interests of our directors and management with the interests of our stockholders by potentially increasing the ownership interests of directors and officers in the common stock of Eureka Homestead Bancorp.

We completed our mutual-to-stock conversion and related stock offering in July 2019. As part of the conversion and stock offering, we issued a total of 1,429,676 shares of common stock. A substantial majority of financial institutions that complete a mutual-to-stock conversion have adopted equity-based incentive plans following the transaction. Our prospectus made clear our intent to adopt an equity incentive plan and described the regulatory requirements potentially applicable to a plan. Our prospectus also included the pro forma effect of awards granted under an equity incentive plan.

Highlights of the 2020 Equity Incentive Plan

•	Share Reserve and Terms Consistent with Industry Standards. In determining the size and terms of the 2020 Equity Incentive Plan, the Board of Directors and Compensation Committee considered a number of factors, including: (1) industry practices related to the adoption of equity-incentive plans by financial institutions following a mutual-to-stock conversion and (2) applicable regulations related to the adoption of equity-incentive plans by converted financial institutions. In this regard (and as described below), the maximum number of shares of common stock that we may deliver pursuant to the exercise of stock options is 10% of the number of shares of common stock sold in the stock offering and the maximum number of shares of common stock that we may issue as restricted stock or restricted stock units is 4% of the number of shares of common stock sold in the stock offering.

•	Minimum Vesting Periods for Awards. Subject to limited exceptions in the event of death, disability or an involuntary termination of employment or service without cause following a change in control, the 2020 Equity Incentive Plan requires a one-year minimum vesting period for at least 95% of the awards granted under the plan. Unless the Compensation Committee specifies a different vesting schedule, awards will be granted with a vesting rate of 20% per year, with the first installment vesting on the one-year anniversary of the date of grant.

•	Limits on Grants to Directors. The maximum number of shares of common stock that may be delivered to any one non-employee director pursuant to stock options and restricted stock or restricted stock units is 5% of the shares available for each type of award. The maximum number of shares of common stock that may be delivered to all non-employee directors in the aggregate pursuant to stock options and restricted stock or restricted stock units is 30% of the shares available for each type of award.

•	Limits on Grants to Employees. The maximum number of shares of common stock that may be delivered to any one employee pursuant to stock options and restricted stock and restricted stock units is 25% of the shares available for each type of award.

•	Share Counting. If an award is forfeited or expires, the shares covered by the award will be available for future grants, while shares withheld to cover taxes or used to pay the exercise price of stock options will not be available for future grants.

•	No Cash-Out or Repricing of Underwater Options. The 2020 Equity Incentive Plan prohibits repricing and exchange of underwater options for cash or shares without stockholder approval.

•	No Single-Trigger Vesting. The 2020 Equity Incentive Plan does not provide for vesting of service-based stock options or restricted stock awards or restricted stock units based solely on the occurrence of a change in control.

•	Awards Subject to Clawback. Awards are subject to clawback if the Company is required to prepare an accounting restatement due to material noncompliance, as a result of misconduct, with any financial reporting requirement under the federal securities laws or the forfeiture provisions of the Sarbanes-Oxley Act of 2002. Awards may also be subject to clawback under any other policy adopted from time to time.

General

The following is a summary of the material features of the 2020 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2020 Equity Incentive Plan, attached hereto as Appendix A. In the event of conflict between the terms of this disclosure and the terms of the 2020 Equity Incentive Plan, the terms of the 2020 Equity Incentive Plan will control.

Subject to permitted adjustments for certain corporate transactions, the 2020 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 200,154 shares of Eureka Homestead Bancorp common stock pursuant to grants of incentive and non-qualified stock options, restricted stock awards and restricted stock units. Of this number, the maximum number of shares of stock that we may issue pursuant to the exercise of stock options is 142,967 shares, and the maximum number of shares of stock that we may issue as restricted stock or restricted stock units is 57,187 shares. These amounts represent approximately 10% and 4%, respectively, of the number of shares of common stock sold in connection with our mutual-to-stock conversion.

The Compensation Committee (the “Committee”) will administer the 2020 Equity Incentive Plan. The Committee has full and exclusive power within the limitations set forth in the 2020 Equity Incentive Plan to make all decisions and determinations regarding: (1) the selection of participants and the granting of awards; (2) establishing the terms and conditions relating to each award; (3) adopting rules, regulations and guidelines for administering the 2020 Equity Incentive Plan’s purposes; and (4) interpreting the provisions of the 2020 Equity Incentive Plan and any award agreement. The 2020 Equity Incentive Plan also permits the Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it.

Except for accelerating the vesting of awards to avoid the minimum requirements specified in the plan, the Committee has the authority to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award or to extend the time period to exercise a stock option, provided that the extension is consistent with Section 409A of the Internal Revenue Code.

Eligibility

Each employee and director of Eureka Homestead Bancorp or any subsidiary is eligible to receive awards under the 2020 Equity Incentive Plan, except that non-employees may not receive incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the 2020 Equity Incentive Plan, which will be set forth in an award agreement delivered to each participant. The award agreements will set forth the terms and conditions of the Awards. Awards may be granted as incentive and non-qualified stock options, restricted stock awards and restricted stock units.

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the 2020 Equity Incentive Plan means the final sales price of Eureka Homestead Bancorp’s common stock as reported on any national securities exchange on which the common stock may from time to time be listed or traded on the date the option is granted, or if Eureka Homestead Bancorp’s common stock was not traded on that date, then the closing price on the immediately preceding date on which sales were reported. If the stock is not listed on a securities exchange, the Committee will determine the fair market value in good faith on the basis of objective criteria consistent with the applicable provisions of the Internal Revenue Code. The Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain potential tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) either in cash or with stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price of the stock option; (4) by personal, certified or cashiers’ check; (5) by other property deemed acceptable by the Committee; or (6) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

Restricted Stock. A restricted stock award is a grant of common stock to a participant for no consideration or minimum consideration as may be required by applicable law. Restricted stock awards under the 2020 Equity Incentive Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the 2020 Equity Incentive Plan or the award agreement. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock at the time the restricted stock vests.

Restricted Stock Units. A restricted stock unit award is similar to a restricted stock award except that no share of common stock is actually awarded to the recipient on the date of grant. Restricted stock unit awards will be paid in shares of common stock, or, in the sole discretion of the Committee, in cash or a combination of cash and shares of common stock.

Dividend Equivalents. The Committee is authorized to grant dividend equivalents with respect to restricted stock units available under the Plan.  Dividend equivalents confer on the participant the right to receive payments equal to cash dividends or distributions with respect to all or a portion of the number of shares of stock subject to the award.  Unless otherwise determined by the Committee, the dividend equivalent right will be paid at the same time as the shares subject to the restricted stock unit are distributed to the participant.

Performance Awards. A performance award is an award of stock options, restricted stock or restricted stock units that will vest upon the achievement of one or more performance measures set forth in the 2020 Equity Incentive Plan. The Committee may base the performance measures on any one or more measures it deems appropriate. Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Committee may adjust performance measures in certain circumstances

Limitations on Awards Under the 2020 Equity Incentive Plan

The following limits apply to awards under the 2020 Equity Incentive Plan:

•	The maximum number of shares of common stock that may be available for awards under the 2020 Equity Incentive Plan is 200,154 shares, of which no more than 142,967 shares of common stock may be delivered pursuant to the exercise of stock options and 57,187 shares of common stock may be issued pursuant to restricted stock awards and restricted stock units.

•	The maximum number of shares of common stock that may be delivered to any one employee pursuant to the exercise of stock options and pursuant to restricted stock and/or restricted stock units is 35,741 shares and 14,296 shares, respectively (all of which may be granted in any one calendar year). These maximum amounts represent approximately 25% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and approximately 25% of the number of shares of common stock that may be issued pursuant to restricted stock and/or restricted stock units.

•	The maximum number of shares of common stock that may be delivered to any one non-employee director pursuant to the exercise of stock options and pursuant to restricted stock awards and/or restricted stock units is 7,148 shares and 2,859 shares, respectively (all of which may be granted in any one calendar year). These maximum amounts represent approximately 5% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and approximately 25% of the number of shares of common stock that may be issued pursuant to restricted stock awards and/or restricted stock units.

•	The maximum number of shares of common stock that may be delivered to all non-employee directors, in the aggregate, pursuant to the exercise of stock options and the issuance of restricted stock awards and/or restricted stock units is 42,890 shares and 17,156 shares, respectively (all of which may be granted in any one calendar year). The maximum amounts represent approximately 30% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and approximately 30% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards and/or restricted stock units.

In the event of a corporate transaction involving the stock of Eureka Homestead Bancorp (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust the number and kind of securities deemed to be available for grants of stock options, restricted stock awards, the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options, restricted stock awards and restricted stock units, and the exercise price of stock options. In addition, the Committee is authorized to adjust the terms and conditions of stock options, restricted stock awards and restricted stock units consistent with the terms of the plan.

Prohibition Against Repricing of Options. The 2020 Equity Incentive Plan provides that neither the Committee nor the Board of Directors is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option that has been previously granted.

Prohibition on Transfer. Generally, all awards, except non-qualified stock options, granted under the 2020 Equity Incentive Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Awards may also be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-qualified stock options may be transferred for valid estate planning purposes that are permitted by the Internal Revenue Code and federal securities laws. During the life of the participant, awards can be exercised only by the participant. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 2020 Equity Incentive Plan upon the participant’s death.

Vesting of Awards

The Committee will specify the vesting schedule or conditions of each award. Unless the Committee specifies a different vesting schedule at the time of grant, awards under the 2020 Equity Incentive Plan will be granted with a vesting rate of 20% per year, with the initial installment vesting one year from the date of grant. Vesting may be accelerated in the event of death, disability, or upon an involuntary termination of employment or service following a change in control or, subject to the foregoing requirements, at the discretion of the Committee. At least 95% of the awards under the Plan will vest no earlier than one year after the date of grant, unless accelerated due to death, disability or involuntary termination following a change in control.

Change in Control

Unless otherwise stated in an award agreement, at the time of an involuntary termination of employment or service following a change in control, all stock options then held by the participant will become fully vested and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination following a change in control, provided, however, that no stock option will be eligible for treatment as an incentive stock option in the event such stock option is exercised more than three months following involuntary termination following a change in control. At the time of an involuntary termination of employment or service following a change in control, all awards of restricted stock will become fully earned and vested immediately.

At the time of a change in control, any outstanding unvested performance-based awards will vest pro-rata based on the portion of the performance period elapsed at the date of the change in control and at the actual level of performance achieved, however, if the actual level of performance achieved is not reasonably determinable as of such date, the performance measures will be assumed to have been achieved at “target.”

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the 2020 Equity Incentive Plan or any award granted under the 2020 Equity Incentive Plan, provided that, except as provided in the 2020 Equity Incentive Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the 2020 Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the 2020 Equity Incentive Plan (other than as provided in the plan), or materially modify the requirements for participation in the 2020 Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the 2020 Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the 2020 Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the 2020 Equity Incentive Plan, or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of Eureka Homestead Bancorp, Inc.

Duration of Plan

The 2020 Equity Incentive Plan will become effective upon approval by the stockholders at the 2020 annual stockholder meeting. The 2020 Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the 2020 Equity Incentive Plan on or after the 10-year anniversary of the effective date of the 2020 Equity Incentive Plan. At any time, the Board of Directors may terminate the 2020 Equity Incentive Plan. However, termination of the 2020 Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2020 Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and Eureka Homestead Bancorp or Eureka Homestead will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of the shares will be treated as capital gains and losses, with the cost basis in the shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant provided the participant was, without a break in service, an employee of Eureka Homestead Bancorp or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of the stock option, then, upon disposition of the shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of: (1) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Eureka Homestead Bancorp or Eureka Homestead will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant will not realize taxable income at the time of grant of restricted stock, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Eureka Homestead Bancorp or Eureka Homestead will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of the shares will be treated as capital gains and losses, with the basis in the shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant, and Eureka Homestead Bancorp or Eureka Homestead will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Units. A participant will not realize taxable income at the time of grant of a restricted stock unit as long as the award remains in the form of a restricted stock unit. When the restricted stock unit is extinguished and a stock award is issued, the tax consequences for restricted stock awards (see paragraph above) will be realized. If, in the sole discretion of the Committee, the restricted stock unit is converted to a cash amount and distributed, the participant will recognize income at the time of distribution equal to the cash received. A restricted stock unit does not have voting rights or dividend rights. Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Internal Revenue Code requires a transfer of stock.

Withholding of Taxes. Eureka Homestead Bancorp, Inc. or Eureka Homestead may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements or an amount up to the participant’s highest marginal tax rate required for federal, state and local tax withholding, provided the withholding does not trigger adverse accounting consequences.

Change in Control. Any acceleration of the vesting or payment of awards under the 2020 Equity Incentive Plan in the event of a change in control or termination of employment or service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by Eureka Homestead Bancorp, Inc. related to the awards.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits our ability to deduct for tax purposes compensation in excess of $1.0 million per year for each of our chief executive officer, chief financial officer and other executive officers named in the summary compensation table (each, a “covered employee”) of our annual proxy statement, as well as any employee who has been designated a covered employee for any fiscal year beginning after December 31, 2016. Compensation resulting from awards under the 2020 Equity Incentive Plan will be counted toward the $1.0 million limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations currently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2020 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2020 Equity Incentive Plan. Eureka Homestead Bancorp, Inc. suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Eureka Homestead Bancorp or Eureka Homestead is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Clawback Policy

The 2020 Equity Incentive Plan provides that if Eureka Homestead Bancorp is required to prepare an accounting restatement due to its material noncompliance, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to clawback under Section 954 of the Dodd-Frank Act must reimburse Eureka Homestead Bancorp with the required amount of any payment in settlement of an award earned or accrued during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the 2020 Equity Incentive Plan are subject to any clawback policy adopted by the Board of Directors.

Awards to be Granted

The Board of Directors has adopted the 2020 Equity Incentive Plan. If the 2020 Equity Incentive Plan is approved by stockholders, the Committee intends to meet at some point after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.

Required Vote and Recommendation of the Board of Directors

In order to approve the 2020 Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the votes cast, either in person or by proxy, at the Annual Meeting, without regard to broker non-votes or proxies marked ABSTAIN.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2020 EQUITY INCENTIVE PLAN

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Company’s proxy materials for the Company’s 2021 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 1922 Veterans Memorial Boulevard, Metairie, Louisiana, 70005 no later than March 17, 2021. If the date of the 2021 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary date of the 2020 annual meeting, any stockholder proposal must be received at a reasonable time before the Company prints or mails proxy materials for such meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company’s proxy materials), the Company’s articles of incorporation and Bylaws and the Maryland General Corporation Law.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

The Company’s Bylaws generally provides that any stockholder desiring to make a proposal for new business at an annual meeting of stockholders or to nominate one or more candidates for election as directors must submit written notice filed with the Secretary of the Company not less than 90 days, nor more than 120 days, prior to the anniversary date of the proxy statement relating to the prior year’s annual meeting of shareholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, a shareholder’s written notice shall be timely only if delivered or mailed to and received by the Secretary of the Company at the principal executive office of the Company not later than the tenth day following the day on which public disclosure of the date of such meeting is first made. The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in the proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

The 2021 annual meeting of stockholders is expected to be held on May 18, 2021, which is more than 30 days prior to the anniversary date of the 2020 annual meeting. Accordingly, for the 2021 annual meeting of stockholders, the notice would have to be received not later than the tenth day following the day on which public disclosure of the date of such meeting is first made.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

MISCELLANEOUS

The Company will bear the cost of solicitation of proxies and the Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, the Company’s directors, officers and regular employees may solicit proxies personally, by telephone or by other forms of communication without additional compensation. We have retained Equiniti Services LLC to assist us in soliciting proxies, and have agreed to pay Equiniti Services LLC a fee of $5,500 plus reasonable expenses for these services.

THE COMPANY’S 2019 ANNUAL REPORT TO STOCKHOLDERS IS BEING FURNISHED TO STOCKHOLDERS. COPIES OF ALL OF THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE WITHOUT CHARGE BY WRITING TO THE COMPANY AT 1922 VETERANS MEMORIAL BOULEVARD, METAIRIE, LOUISIANA 70005, ATTENTION: CORPORATE SECRETARY OR ON OUR WEBSITE AT WWW.EUREKAHOMESTEAD.COM/INVESTOR-RELATIONS.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Patrick M. Gibbs
Patrick M. Gibbs
Corporate Secretary

Metairie, Louisiana
July 15, 2020

Appendix A

EUREKA HOMESTEAD BANCORP, INC.

2020 Equity Incentive Plan

ARTICLE 1 — GENERAL

Section 1.1    Purpose, Effective Date and Term.    The purpose of the Eureka Homestead Bancorp, Inc. 2020 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Eureka Homestead Bancorp, Inc. (the “Company”), and its Subsidiaries, including Eureka Homestead (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s stockholders through the ownership of additional shares of common stock of the Company and/or through compensation tied to the value of the Company’s common stock. The “Effective Date” of the Plan shall be the date on which the Plan satisfies the applicable stockholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary date of the Effective Date.

Section 1.2    Administration.    The Plan shall be administered by the Compensation Committee of the Board of Directors or the Board of Directors itself (the “Committee”) in accordance with Section 5.1.

Section 1.3    Participation.    Each individual who is granted and holds an Award in accordance with the terms of the Plan shall be a Participant in the Plan (a “Participant”). The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4    Definitions.    Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 — AWARDS

Section 2.1    General.    Any Award under the Plan may be granted singularly or in combination with another Award or other Awards. Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to the Award and as evidenced in an Award Agreement. In the event of a conflict between the terms of an Award Agreement and the Plan, the terms of the Plan will control. Subject to the provisions of Section 2.2(d), an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or any Subsidiary, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include Stock Options, Restricted Stock and Restricted Stock Units and any Award may be granted as a Performance Award.

A-1

Section 2.2    Stock Options.    A Stock Option is a grant that represents the right to purchase shares of Stock at an established Exercise Price.

(a)    Grant of Stock Options.    Each Stock Option shall be evidenced by an Award Agreement that specifies (i) the number of shares of Stock covered by the Stock Option; (ii) the date of grant of the Stock Option and the Exercise Price; (iii) the vesting period or conditions to vesting or exercisability (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service, as the Committee may, in its discretion, prescribe. Any Stock Option may be either an Incentive Stock Option that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Option that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date on which the Plan is approved by the Board of Directors, whichever is earlier; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify it from ISO treatment, so that it becomes a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)    Other Terms and Conditions.    A Stock Option shall be exercisable in accordance with its terms and conditions and during the periods established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to a 10% Stockholder). The Exercise Price of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options or granted or exchanged in replacement of existing Awards held by an employee or director of an acquired entity. The payment of the Exercise Price shall be by cash or, subject to limitations imposed by applicable law, by any other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from the exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price (and if applicable, any tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

A-2

(c)    Prohibition of Cash Buy-Outs of Underwater Stock Options.    Under no circumstances will any underwater Stock Option (i.e., a Stock Option with an Exercise Price as of an applicable date that is greater than the Fair Market Value of Stock) that was granted under the Plan be bought back by the Company without stockholder approval.

(d)    Prohibition Against Repricing.    Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Award’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.3    Restricted Stock.

(a)    Grant of Restricted Stock.    A Restricted Stock Award means a grant of a share of Stock for no consideration or such minimum consideration as may be required by applicable law, subject to a vesting schedule or the satisfaction of market conditions or performance conditions. Each Restricted Stock Award shall be evidenced by an Award Agreement that specifies (i) the number of shares of Stock covered by the Restricted Stock Award; (ii) the date of grant of the Restricted Stock Award; (iii) the vesting period (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Eureka Homestead Bancorp, Inc., dated [date], made pursuant to the terms of the Eureka Homestead Bancorp, Inc. 2020 Equity Incentive Plan, copies of which are on file at the executive offices of Eureka Homestead Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of the Award. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of the Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

A-3

(b)    Terms and Conditions.    Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)    Dividends.    Unless the Committee determines otherwise, cash dividends or distributions, if any, declared with respect to shares of Stock subject to a Restricted Stock Award shall be retained by the Company and only distributed to a Participant within thirty (30) days after the vesting date of the underlying Restricted Stock Award. If the underlying Stock does not vest, the dividends held by the Company with respect to the Stock shall be forfeited by the Participant. No dividends shall be paid with respect to a Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in the Restricted Stock Award. Upon the vesting of Restricted Stock granted as a Performance Award, any dividends declared but not paid to the Participant during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award, whether or not performance-based, shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which the dividends were derived.

(ii)    Voting Rights.    Unless the Committee determines otherwise, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and the voting rights may be exercised by the Participant.

(iii)    Tender Offers and Merger Elections.    Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. The direction for any the shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or the other person who shall be independent of the Company, as the Committee shall designate in the direction (if the Participant is not the a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4    Restricted Stock Units.

(a)    Grant of Restricted Stock Unit Awards.    A Restricted Stock Unit means an Award denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Stock multiplied by the number of Restricted Stock Units being settled, or a combination of shares of Stock and cash. Each Restricted Stock Unit shall be evidenced by an Award Agreement that specifies (i) the number of Restricted Stock Units covered by the Award; (ii) the date of grant of the Restricted Stock Units; (iii) the Restriction Period and the vesting period (whether time- and/or performance-based); (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service.

A-4

(b)    Other Terms and Conditions.    Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)    The Committee shall impose any other conditions and/or restrictions on any Restricted Stock Unit Award as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market upon which shares of Stock may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of Restricted Stock Units.

(ii)    The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall generally be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii)   Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which the Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)   A Participant shall have no voting rights with respect to any Restricted Stock Units. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be assigned to Restricted Stock Units. A Dividend Equivalent Right, if one, shall be paid at the same time as the shares of Stock or cash subject to the Restricted Stock Unit are distributed to the Participant and is otherwise subject to the same rights and restrictions as the underlying Restricted Stock Unit.

A-5

Section 2.5    Vesting of Awards.    Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan (other than Performance Awards) shall be granted with a vesting rate of twenty percent (20%) per year, with the initial installment vesting no earlier than the one-year anniversary of the date of grant, unless accelerated due to death, Disability or an Involuntary Termination following a Change in Control. Notwithstanding the foregoing sentence, at least ninety-five percent (95%) of the Awards under the Plan shall vest no earlier than one (1) year after the date of grant, unless accelerated due to death, Disability or Involuntary an Termination following a Change in Control. If the right to become vested in an Award (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be evidenced in an Award Agreement (subject to acceleration of vesting, to the extent permitted by the Plan, by the Committee (subject to the limitations set forth in this Section 2.5) or as set forth in the Award Agreement, in the event of the Participant’s death, Disability or Involuntary Termination following a Change in Control).

Section 2.6    Deferred Compensation.    If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to the rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if the discretionary authority would contravene Code Section 409A.

Section 2.7.    Effect of Termination of Service on Awards.    The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the reason(s) for the Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and/or a Subsidiary and the Participant or as set forth in an employment or severance agreement entered into by and between the Company and/or a Subsidiary and the Participant, the following provisions shall apply to each Award granted under this Plan:

(a)    Upon a Participant’s Termination of Service for any reason other than due to Disability, death or for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination, and the Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)   In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

A-6

(c)   Upon Termination of Service for reason of Disability or death, any Service-based Stock Options shall be exercisable as to all shares subject to an outstanding Option, whether or not then exercisable, and all Service-based Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Upon Termination of Service for reason of Disability or death, any Awards that vest based on the achievement of performance targets shall vest, pro-rata, by multiplying (i) the number of Awards that would be obtained based on achievement at target (or if actual achievement of the performance measures is greater than the target level, at such actual achievement level) as of the date of Disability or death, by (ii) a fraction, the numerator of which is the number of whole months the Participant was in Service during the performance period and the denominator of which is the number of months in the performance period. Stock Options may be exercised for a period of one year following a Termination of Service due to death or Disability; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event the Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service.

(d)   Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.

(e)   Notwithstanding the provisions of this Section 2.7, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

Section 2.8.    Holding Period for Vested Awards.    As a condition of receipt of an Award, the Award Agreement may require a Participant to agree to hold a vested Award or Stock received upon exercise of a Stock Option for some period of time. The foregoing limitation shall not apply to the extent that an Award vests due to death, Disability or an Involuntary Termination following a Change in Control, or to the extent that (i) a Participant directs the Company to withhold or the Company elects to withhold shares of Stock with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld or (ii) a Participant exercises a Stock Option by a net settlement, and in the case of (i) and (ii) herein, only to the extent of the shares are withheld for tax purposes or for purposes of the net settlement.

ARTICLE 3 — SHARES SUBJECT TO PLAN

Section 3.1    Available Shares.    The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

A-7

Section 3.2    Share Limitations.

(a)    Share Reserve.    Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 200,154 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 142,967 shares of Stock, which represents 10.0% of the number of shares issued in connection with the conversion of the Bank from the mutual to the stock form and the Company’s related stock offering (the “Conversion”). The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is 57,187 shares of Stock, which represents 4.0% of the number of shares issued in connection with the Conversion. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)    Computation of Shares Available.    For purposes of this Section 3.2 and in connection with the granting of a Stock Option, Restricted Stock Award or Restricted Stock Unit, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the Exercise Price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3    Limitations on Grants to Employees and Directors.

(a)	Employee Awards.

(i)       Stock Options - Employees.  The maximum number of shares of Stock that may be covered by a Stock Option granted to any one Employee under the Plan shall be 35,741 shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(ii)       Restricted Stock Awards/Restricted Stock Units - Employees. The maximum number of shares of Stock that may be subject to Restricted Stock Awards or Restricted Stock Units granted to any one Employee under the Plan shall be 14,296 shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be issued as Restricted Stock Awards or Restricted Stock Units.

A-8

(b)          Director Awards.

(i)       Stock Options. Individual non-employee Directors may be granted Stock Options of up to 7,148 shares, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may be granted up to 42,890 shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(ii)        Restricted Stock Awards/Restricted Stock Units. Individual non-employee Directors may be granted Restricted Stock Awards or Restricted Stock Units of up to 2,859 shares, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may be granted up to 17,156 shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Restricted Stock Awards and Restricted Stock Units under Section 3.2.

(c)       The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4    Corporate Transactions.

(a)    General.    In the event any recapitalization, reclassification, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or increase or decrease in the number of shares of Stock without consideration, or similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

A-9

(b)    Merger in Which Company is Not Surviving Entity.    In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger. Similarly, any Restricted Stock or Restricted Stock Units which remain outstanding shall be assumed by and become Restricted Stock and/or Restricted Stock Units of the business entity which survives the merger, consolidation or other business reorganization. In the event the acquiring entity fails or refuses to assume the Company’s outstanding Awards, any Service-based Awards shall vest immediately at or immediately prior to the effective time of such merger, consolidation or other business reorganization. Any Awards subject to performance-based vesting conditions shall vest in the same manner as required under Section 4.1(c) hereof at the time of such merger, consolidation or other business reorganization, as if the holder thereof incurred an Involuntary Termination of Service on such date. Unless another treatment is specified in the documents governing such merger, consolidation or other business organization, in the case of vested Restricted Stock or Restricted Stock Units, holders thereof shall receive on the effective date of the transaction, the same value as received by a holder of a share of the Company’s Stock, multiplied by the number of Restricted Stock or Restricted Stock Units held, and in the case of a holder of Stock Options, the holder shall receive the difference, in cash, between the aggregate Exercise Price of such holder’s outstanding Stock Options and the value exchanged for outstanding shares of the Company’s Stock in such merger, consolidation or other business reorganization.

Section 3.5    Delivery of Shares.    Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)    Compliance with Applicable Laws.    Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless the delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)    Certificates.    To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

A-10

ARTICLE 4 — CHANGE IN CONTROL

Section 4.1    Consequence of a Change in Control.    Subject to the provisions of Section 2.5 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan:

(a)    At the time of an Involuntary Termination following a Change in Control, all service-based Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination following a Change in Control, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following a termination of employment.

(b)   At the time of an Involuntary Termination following a Change in Control, all Service-based Awards of Restricted Stock and Restricted Stock Units shall become fully earned and vested immediately.

(c)   In the event of an Involuntary Termination following a Change in Control, a prorated portion of any Performance Awards will vest based on actual performance measured on the most recent completed fiscal quarter. If actual performance cannot be determined, a prorated portion of the Performance Awards will vest at the target performance level. The pro-rata portion will be calculated based on a number of months worked during the performance period as a percentage of the total performance period.

Section 4.2    Definition of Change in Control.    For purposes of this Agreement, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a)    Merger:    The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)    Acquisition of Significant Share Ownership:    There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than a Schedule 13G) required under Section 13(d) or 14(d) of the Exchange Act, if the schedule discloses that the filing person has or persons acting in concert have become the beneficial owner of 25% or more of a class of the Company’s or Bank’s voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity in which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

A-11

(c)    Change in Board Composition:    During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s board of directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s board of directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board of directors (or first nominated by the board of directors for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or

(d)    Sale of Assets:    The Company or the Bank sells to a third party all or substantially all of its assets.

Also, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding Stock or Voting Securities as a result of a change in the number of shares of Stock or Voting Securities then outstanding, which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to the Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 — COMMITTEE

Section 5.1    Administration.    The Plan shall be administered by the Committee. If the Committee consists of fewer than three Disinterested Board Members, then the Board of Directors shall appoint to the Committee additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

A-12

Section 5.2    Powers of Committee.    The administration of the Plan by the Committee shall be subject to the following:

(a)    The Committee shall have the authority and discretion to select those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award; provided, however, that the Committee shall not exercise its discretion to accelerate an Award within the first year following the date of grant, or to extend the time period to exercise a Stock Option, provided that the extension is consistent with Code Section 409A.

(b)   The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)   The Committee shall have the authority to define terms not otherwise defined herein.

(d)   In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

(e)   The Committee shall have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3    Delegation by Committee.    Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board of Directors who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board of Directors who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

A-13

Section 5.4    Information to be Furnished to Committee.    As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with data and information it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5    Committee Action.    The Committee shall hold meetings, and may make administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee, including interpretations of provisions of the Plan, shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 — AMENDMENT AND TERMINATION

Section 6.1    General.    The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Sections 2.6, 3.4 and 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award prior to the date the amendment is adopted by the Board of Directors; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment is approved by the Company’s stockholders.

Section 6.2    Amendment to Conform to Law and Accounting Changes.    Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 to any Award granted under the Plan without further consideration or action.

A-14

ARTICLE 7 — GENERAL TERMS

Section 7.1    No Implied Rights.

(a)    No Rights to Specific Assets.    Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)    No Contractual Right to Employment or Future Awards.    The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)    No Rights as a Stockholder.    Except as otherwise provided in the Plan or in the Award Agreement, no Award shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2    Transferability.    Except as otherwise so provided by the Committee, Stock Options under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

Section 7.3    Designation of Beneficiaries.    A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4    Non-Exclusivity.    Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt other incentive arrangements as may deemed desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5    Eligibility for Form and Time of Elections/Notification Under Code Section 83(b).    Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.6    Evidence.    Evidence required of anyone under the Plan may be by certificate, affidavit, document or other written information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.7    Tax Withholding.    Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require the Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld. To the extent determined by the Committee and/or specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the amount required for federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to tax withholding requirements.

Section 7.8    Action by Company or Subsidiary.    Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board of directors (including a committee of the board of directors) who are duly authorized to act for the board of directors, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.9    Successors.    All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of the successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.10    Indemnification.    To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.11    No Fractional Shares.    Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether the fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.12    Governing Law.    The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Louisiana without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Louisiana, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant and any other person claiming any rights under the Plan agrees to submit himself and any legal action that brought with respect to the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.13    Benefits Under Other Plans.    Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, non-qualified plan or other benefit plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.14    Validity.    If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of the Plan, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.15    Notice.    Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Notices, demands, claims and other communications shall be deemed given:

(a)    in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)   in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c)   in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Award Agreement.

Section 7.16    Forfeiture Events.    The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.17    Awards Subject to Clawback.    (a)    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and the automatic forfeiture provisions under Section 304 of the Sarbanes-Oxley Act of 2002 apply as a result, any Participant who was an executive officer of the Company at the time of grant or at the time of restatement shall be subject to “clawback” as if such person was subject to Section 304 of the Sarbanes-Oxley Act of 2002.

(b)   Awards granted hereunder are subject to any Clawback Policy that may be adopted by the Company from time to time, whether pursuant to the provisions of Section 954 of the Dodd-Frank Act, implementing regulations thereunder, or otherwise

Section 7.18    Automatic Exercise.    In the sole discretion of the Committee exercised in accordance with Section 5.2(a), any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant (or other expiration date of the Option) may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the Exercise Price is less than the Fair Market Value of a share of Stock on that date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the Exercise Price and any applicable tax withholding requirements. Payment of the Exercise Price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the Exercise Price and any applicable tax withholding.

Section 7.19    Regulatory Requirements.    The grant and settlement of Awards shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

ARTICLE 8 — DEFINED TERMS; CONSTRUCTION

Section 8.1    In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)    “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b)   “Award” means any Stock Option, Restricted Stock Award or Restricted Stock Unit or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c)   “Award Agreement” means the document (in whatever medium prescribed by the Committee and whether or not a signature is required or provided by a Participant) that evidences the terms and conditions of an Award. A copy of the Award Agreement shall be provided (or made available electronically) to each Participant.

(d)   “Board of Directors” means the Board of Directors of the Company.

(e)   If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Company’s or the Bank’s (or other Subsidiary’s) Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Company or the Bank or the Board of Directors will likely cause substantial financial harm or substantial injury to the reputation of the Bank or the Company, willfully engaging in actions that in the reasonable opinion of the Board of Directors will likely cause substantial financial harm or substantial injury to the business reputation of the Bank or the Company, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

(f)    “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)   “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)   “Director” means a member of the Board of Directors or of a board of directors of a Subsidiary.

(i)    If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in that agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. In the absence of a long-term disability plan or to the extent that an Award is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant has been determined to be disabled by the Social Security Administration. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has occurred.

(j)    “Disinterested Board Member” means a member of the Board of Directors who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

(k)    “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or Stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.

(l)    “Employee” means any person employed by the Company or a Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(m)  “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(n)   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(o)   “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(p)   “Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Code Section 409A.

(q)   A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary within ninety (90) days upon the occurrence of any of the following events:

(i)      a material diminution in Participant’s base compensation;

(ii)     a material diminution in Participant’s authority, duties or responsibilities;

(iii)    a change in the geographic location at which Participant must perform his duties that is more than twenty-five (25) miles from the location of Participant’s principal workplace; or

(iv)    notwithstanding the foregoing, in the event a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

(r)    “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(s)    “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

(t)    “Incentive Stock Option” or “ISO” has the meaning ascribed to it in Section 2.2.

(u)   “Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) designated as a Non-Qualified Option, (ii) granted to a Participant who is not an Employee; or (iii) granted to an Employee, but does not satisfy the requirements of Code Section 422.

(v)    “Performance Award” means an Award that vests in whole or in part upon the achievement of one or more specified performance measures, as determined by the Committee. The conditions for grant or vesting and the other provisions of a Performance Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. A Performance Award shall vest, or as to Restricted Stock Units be settled, after the Committee has determined that the performance goals have been satisfied. Notwithstanding anything herein to the contrary, no Performance Award shall be granted under terms that will permit its accelerated vesting upon termination of Service (other than death or Disability or upon an Involuntary Termination following a Change in Control).

Performance measures can include, but are not limited to: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on assets; cash return on assets; return on equity; cash return on equity; return on tangible equity; cash return on tangible equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; operating efficiency ratio; financial return ratios; core earnings, capital; increase in revenue; total stockholder return; total shareholder return including special dividends; net operating income, operating income; net interest margin or net interest rate spread; cash flow; cash earnings; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans, deposits or assets; non-performing asset ratio; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction. Subject to the preceding sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(w)   “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Section 2.3(a).

(x)    “Restricted Stock Unit” has the meaning ascribed to it in Section 2.4(a).

(y)    “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(z)    “SEC” means the United States Securities and Exchange Commission.

(aa) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(bb) “Service” means service as an Employee or Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(cc) “Stock” means the common stock of the Company, $0.01 par value per share.

(dd) “Stock Option” has the meaning ascribed to it in Section 2.2.

(ee) “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(ff) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)    The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)    The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided the leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)   If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of the transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity by which the Participant is employed or to which the Participant is providing Services.

(iv)   Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v)    With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(gg) “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2    In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)    actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)   references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)   in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)   references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)   indications of time of day mean Central Time;

(f)    “including” means “including, but not limited to”;

(g)   all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)   all words used in this Plan will be construed to be of the gender or number as the circumstances and context require;

(i)    the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)    any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)    all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

REVOCABLE PROXY

EUREKA HOMESTEAD BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS
AUGUST 18, 2020

The undersigned hereby appoints the official proxy committee consisting of the Board of Directors of Eureka Homestead Bancorp, Inc. (the “Company”) with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the office of Eureka Homestead located at 1922 Veterans Memorial Highway, Metairie, Louisiana 70005 at 11:00 a.m., Central time, on Tuesday, August 18, 2020. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	WITHHELD	FOR ALL EXCEPT
1.

The election as directors of the nominees listed below, each to a three-year term.

Cecil A. Haskins, Jr.

Robert M. Shofstahl

Wilbur A. Toups, Jr.

INSTRUCTION: To withhold your vote for one or more nominees, mark “For all Except” and write the name(s) of the nominee(s) on the line(s) below.

__________________________________

__________________________________

		☐	☐	☐
		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of T. E. Lott and Company, PA as the Company’s independent registered public accounting firm for the year ending December 31, 2020.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	The approval of the Eureka Homestead Bancorp, Inc. 2020 Equity Incentive Plan.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and proxy statement, both dated July 15, 2020 and audited financial statements.

Dated:	☐ Check Box if You Plan
to Attend Annual Meeting

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.